UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number	811-21652

Fiduciary/Claymore MLP Opportunity Fund

(Exact name of registrant as specified in charter)

2455 Corporate West Drive, Lisle, IL	60532
(Address of principal executive offices)	(Zip code)

Nicholas Dalmaso, Chief Legal and Executive Officer

Fiduciary/Claymore MLP Opportunity Fund

2455 Corporate West Drive, Lisle, IL 60532

(Name and address of agent for service)

Registrant’s telephone number, including area code: (630) 505-3700

Date of fiscal year end: November 30

Date of reporting period: November 30, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1.	Reports to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Annual Report

November 30, 2005

Fiduciary/Claymore MLP Opportunity Fund

FMO

FIDUCIARY ASSET MANAGEMENT

CLAYMORE®

www.fiduciaryclaymore.com

... your pipeline to the LATEST,

most up-to-date INFORMATION about the

Fiduciary/Claymore MLP Opportunity Fund

The shareholder report you are reading right now is just the beginning of the story. Online at fiduciaryclaymore.com, you will find:

•	Daily, weekly and monthly data on share prices, distributions, dividends and more

•	Monthly portfolio overviews and performance analyses

•	Announcements, press releases and special notices

•	Fund and adviser contact information

Fiduciary Asset Management and Claymore are constantly updating and expanding shareholder information services on the Fund’s website, in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

2 | Annual Report | November 30, 2005

FMO | Fiduciary/Claymore MLP Opportunity Fund

Dear Shareholder |

We are pleased to submit the first annual shareholder report for Fiduciary/Claymore MLP Opportunity Fund from the Fund’s commencement of operations on December 28, 2004 through November 30, 2005. As you may know, the Fund’s investment objective is to provide a high level of after-tax total return with an emphasis on current distributions paid to shareholders. To achieve that objective, the Fund primarily invests in master limited partnerships (MLPs), which can provide shareholders with attractive tax deferred-income.

Fiduciary Asset Management, LLC is the Fund’s sub-adviser and manages a wide range of institutional products and was a pioneer in the management of MLP assets. Fiduciary currently supervises and manages approximately $17 billion in assets.

In this abbreviated period, the Fund generated a total return of 8.38% based on net asset value (NAV). The Fund’s NAV increased to $19.78 on November 30, 2005, from $19.10 on December 28, 2004. On a market value basis, the Fund declined 5.81%. The Fund’s market price was $17.99 on November 30, 2005, down from $20.00 at inception. This discount from NAV highlights the fact that many closed-end funds have fallen out of favor with investors recently. However, we believe that this discount represents an opportunity as common shares of the Fund are now available in the market at prices below the value of the securities in the underlying portfolio. Shareholders have the opportunity to reinvest their dividends from the Fund through the Dividend Reinvestment Plan (DRIP) that is described in detail on page 22 of this report.

When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the quarterly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium to its NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at NAV, subject to an IRS limitation that the purchase price can not be more than 5% below the market price per share. The DRIP provides a cost effective means to accumulate additional shares and enjoy the benefits of compounding returns over time.

Annual Report | November 30, 2005 | 3

FMO | Fiduciary/Claymore MLP Opportunity Fund | Dear Shareholder continued

Since its commencement of operations, the Fund has declared three quarterly dividends. After the close of the fiscal period, the Fund declared its fourth quarterly distribution of $0.3125 per share, which represented a distribution yield of 7.23% based on the Fund’s closing market price of $17.30 on December 30, 2005. Dividends will be paid to shareholders of record as of January 13, 2006.

To learn more about the Fund’s performance over this fiscal period, we encourage you to read the Questions & Answers section of the report on page 5. In it, you’ll find information on Fiduciary Asset Management’s investment philosophy and discipline along with detailed information on the structure of the portfolio and its performance during the fiscal period ended November 30, 2005.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at www.fiduciaryclaymore.com.

Sincerely,

Nicholas Dalmaso
Fiduciary/Claymore MLP Opportunity Fund

4 | Annual Report | November 30, 2005

FMO | Fiduciary/Claymore MLP Opportunity Fund

Questions & Answers |

Fiduciary/Claymore MLP Opportunity Fund (FMO) is managed by Fiduciary Asset Management, LLC. In the following interview, Portfolio Manager James Cunnane, Jr., CFA discusses the Fund’s performance since its commencement of operations on December 28, 2004 through November 30, 2005.

Will you provide your thoughts on the master limited partnership (“MLP”) market since the Fund’s commencement of operations on December 28, 2004?

The underlying fundamentals of the MLP group were strong in 2005. MLPs as an asset class delivered higher than anticipated distributions this year. Coal MLPs increased distributions as the coal commodities market continued to be very strong – a result of increased U.S. utilization and growing international demand. Mid-stream energy MLPs, which are primarily transporters and gatherers of energy products, generally benefited from increased acquisition activity and some internal growth projects. Over the long term, we expect that organic growth projects and acquisitions within the space will be a consistent driver of distribution increases.

After a strong start to unit performance in 2005, the MLP group gave up a majority of its gains late in the third quarter and early in the fourth quarter. In our opinion, the sell-off was due primarily to changing supply and demand characteristics. Over the last few years – particularly in 2004 and in early 2005 – there was a lot of new demand for MLP investments, generated by new MLP-oriented funds and other new institutional-type investors. As a result, MLP units generally increased in value. In the fall we witnessed a tremendous amount of new supply in the form of MLP initial public offerings and also in terms of secondary offerings of existing MLPs. Unfortunately, the number of new investment dollars appears to have not kept pace with the high level of new supply. This saturation created a downdraft in performance, which was reflected in the MLP group. While this disappointed us, it is not a new phenomenon for the MLP market. Supply and demand characteristics in this market have tended to be quite fluid.

What is a master limited partnership?

Master Limited Partnerships (MLPs) are publicly-traded partnerships whose interests (limited partnership units) are traded on securities exchanges like shares of corporate stock. An MLP consists of a general partner and limited partners. The general partner manages the partnership, has an ownership stake in the partnership and is eligible to receive an incentive distribution. To qualify as an MLP, a partnership must receive at least 90% of its income from qualifying sources such as energy and natural resources activities, interest, and dividends, among other specified sources. Currently, most MLPs operate in the energy, natural resources or real estate sectors. Due to their partnership structure, MLPs generally do not pay income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e. corporate level tax and tax on corporate dividends).

How did the Fund perform during the period?

Since the Fund’s commencement of operations on December 28, 2004, through November 30, 2005, the Fund posted a total return of 8.38% based on net asset value (“NAV”). This represents an increase in NAV to $19.78 (as of November 30, 2005) from $19.10 (as of December 28, 2004), including reinvestment of dividends. On a market value basis, the Fund declined 5.81%, including reinvestment of dividends. The Fund’s market value was $17.99 on November 30, down from $20.00 at inception.

When considering the contrast between market value and NAV performance, it is important to consider the special tax structure of the Fund. While the Fund gained ground on an NAV basis, the portfolio gains of the Fund were much higher. For every dollar earned by the Fund, the NAV tends to rise by a smaller amount. That is because the Fund is a taxable entity, meaning that there is a deferred tax liability that builds up in the NAV as the portfolio appreciates. This structure provides a mechanism to keep the NAV reflecting the after-tax value of the portfolio. With that said, we still have those additional assets to manage until we sell the underlying securities, subsequently realize any gains and finally pay taxes on the sold securities, all of which could be years away.

Did the Fund meet its investment objective?

The Fund’s investment objective is to provide a high level of after-tax total return with an emphasis on current distributions paid to shareholders. In addition to the previously noted increase in NAV, FMO made three full quarterly distribution payments of $0.3125 per share. The most recent dividend of $.3125 per share was declared on January 3, 2006 and is to be paid on January 31, 2006. This distribution represents a distribution yield of 7.23%, based on the closing market price of $17.30 per share on December 30, 2005.

Annual Report | November 30, 2005 | 5

FMO | Fiduciary/Claymore MLP Opportunity Fund | Questions & Answers continued

Will you tell us about how you select securities for the Fund?

We believe that the Fund’s initial invest-up period was unique relative to our peers. We implemented a very aggressive invest-up process. We fully invested the initial Fund principal by January 26, 2005 – approximately one month after the Fund’s shares began trading. Our goal was to take advantage of the attractive valuations that existed in the MLP sector. We also expected multiple new closed-end MLP-oriented funds would be launched in 2005 and expected that MLP valuations would rise as other managers invested their assets.

While not all of the securities that we purchased initially were expected to be long-term holdings for the Fund, they provided attractive yields and more total return than we could have received with a portion of the Fund’s assets in cash equivalents. Over the course of the fiscal period, we slightly reduced the number of portfolio holdings to better focus on those that we think will be the strongest generators of total return over the long term. Our ideal portfolio is built on basic fundamental factors – those partnerships that we believe offer the best combination of growth, dividend yield and risk characteristics.

While we are pleased with the current portfolio holdings, we continue to monitor the MLP market for new and/or better opportunities and we have continued to take advantage of select private placement opportunities for the Fund. We are also pursuing smaller, higher growth MLP structures that we believe have a lower hurdle to growth than many of the larger MLPs. As superior opportunities present themselves, we may sell existing securities to purchase new ones. Before making a sell decision, we consider the fundamentals of the sell candidate(s) to identify which issues might be over or undervalued relative to other portfolio holdings. We do this through a proprietary quantitative modeling system. Tax considerations also play a very important role in all sell decisions given the Fund’s investment objective of providing a favorable after-tax distribution. As of November 30, there were 37 MLP holdings in the Fund.

Will you discuss how you structured the Fund’s portfolio?

In general, the Fund’s strategy is to hold a varied portfolio of MLP securities. While we will continue to adjust the portfolio’s positioning in pursuit of what we believe are the best opportunities, we anticipate keeping its asset allocation similar to where it was at the end of the fiscal period. As of November 30, 2005, midstream energy infrastructure MLPs represented 83%, coal MLPs represented 9%, propane MLPs represented 7% and marine transport MLPs represented 1% of long-term investments.

A majority of the Fund’s total MLP assets were held in common units, with a smaller interest in subordinated units and restricted units of MLPs acquired in private placements and one privately-held entity that owns MLP-qualified assets. For a closed-end fund, access to private or direct placements can be advantageous. MLPs use private placements of restricted units to raise capital to fund acquisitions or other growth initiatives. Unregistered units, or restricted units, typically convert to common units and become fully-tradable. The Fund may benefit if it purchases the units at a discount to the price of the MLP’s common units. One of the primary risks of owning unregistered units is that they are restricted from trading for a period of time. For a closed-end fund such as this, that risk is acceptable, as there is generally no need to trade the units to fund redemptions as might be the case in an open-end mutual fund. There is also the risk that restricted units will lose value relative to their purchase price, but that is a risk common to most investments.

Will you tell us about the different areas of the market in which the Fund is invested?

Performance of the portfolio on a sector basis was in line with our initial expectations. We anticipated mid-stream and coal energy MLPs would be the best areas for investment and that propane MLPs would be less attractive. While less attractive, we were able to purchase several propane MLPs at what we believed to be attractive prices, which is why we chose to invest some assets in the sector. Marine transport is a growing MLP space and although we currently don’t hold a large position, it was a reasonable performer in the fiscal period.

Midstream energy infrastructure MLPs. The unique and important difference between many midstream energy infrastructure MLPs and many other energy securities is that a majority of the energy infrastructure MLP profits are volume driven, not price driven. Commodity prices do not tend to significantly impact the performance of many of these partnerships. Many midstream MLPs are in the transportation business, getting paid to move energy product from point A to point B. In most cases, they do not actually own economic interests in the assets that they are transporting. Energy infrastructure MLPs are, however, impacted

6 | Annual Report | November 30, 2005

FMO | Fiduciary/Claymore MLP Opportunity Fund | Questions & Answers continued

by changes in commodity supply and demand, which has historically been much more stable than commodity prices themselves. While prices can fluctuate significantly day by day, supply and demand of energy product changes more gradually. We focus our investments in assets that access growing or stable supplies of energy and that deliver to stable or growing geographic areas. During the period, these MLPs generally increased their dividends and benefited from increased acquisition activity within the sector.

Coal MLPs. The Fund’s coal MLPs are focused on coal operations or in partnerships that receive royalties from coal operations. Coal is a very abundant resource in the U.S. With oil and natural gas prices near historic high levels, coal is becoming a more attractive alternative fuel source. Electrical plants, in particular, are turning to coal to support their electric generation needs. Today’s coal producers are also making strides in improving clean coal technology, which we believe will support further use of this commodity. Unlike the midstream energy infrastructure MLP investments, partnerships invested in coal are subject to a good deal of price risk. Should prices of oil and natural gas decline substantially, coal prices will most likely decrease. At this point, however, we are optimistic about the prospects of a growing market for coal-generated energy. Like the mid-stream energy MLPs, coal MLPs experienced increases in their dividends in 2005.

Propane MLPs. We have been less enthusiastic about propane MLPs. While they may offer attractive current yields, propane is a much lower growth business than both coal and midstream energy infrastructure assets. During the period, the propane group dramatically underperformed the overall MLP market. The considerable decline in their valuations has renewed our interest to a minor extent. While we don’t anticipate radically changing our positioning within this sector, we may consider adding individual holdings if the right opportunities present themselves.

Marine transport MLPs. This is a growing MLP sector. While we do not have significant holdings, about 1% of long-term investments, they provided the Fund with reasonable performance. There are currently only four MLPs in this space and as of November 30, we were invested in all four. These MLPs facilitate transportation of energy products over water. They provide an alternative to transporting energy through pipelines, which is not always feasible between some geographic areas.

Which issues helped the Fund’s NAV performance?

The Fund benefited from its investment in a propane MLP, Inergy LP Holdings (3.6% of long-term investments), which was an initial public offering of the general partnership of the Inergy L.P. (1.8% of long-term investments). If the underlying MLP performs well, these units should increase by a larger percentage than the common MLP units are increasing. Conversely, if the MLP does not perform well these units could lose all of their value even if the MLP is still paying a dividend. By owning a publicly-traded partnership, such as Inergy LP Holdings, the Fund gains more exposure to the growth in the underlying MLP. The Fund also benefited from its investment in a midstream MLP, Enterprise GP Holdings (8.8% of long-term investments). Both of these entities are designed for investors interested in exchanging growth potential for yield.

Which issues hurt the Fund’s NAV performance?

Slower growth, higher-yield MLPs generally underperformed in 2005 as investors focused on faster growing MLPs perceived to have greater total return potential. The Fund’s positions in two midstream infrastructure MLPs, Enbridge Energy Partners and Northern Border Partners (5.6% and 1.9% of long-term investments, respectively) were hurt by this shift in focus. While we were disappointed with the loss the Fund incurred, we believe that both MLP businesses remain fundamentally sound and we continue to hold them in the portfolio.

Will you please tell us about the Fund’s potential use of an options overlay?

The Fund has not engaged in any derivatives transactions to this point. In the future, however, defensive options strategies, such as covered call writing, may be utilized as an effective source of income generation or capital protection.

How does the Fund use leverage?

FMO, like many closed-end funds, utilizes leverage as part of its investment strategy. The purpose of leverage is to fund the purchase of additional securities that provide increased income and potentially greater appreciation to shareholders than could be achieved from an unleveraged portfolio. The Fund has targeted the ongoing use of leverage at about 30% (as a percentage of total assets). We began employing leverage soon after our original principal was fully invested. Of course, leverage results in greater

Annual Report | November 30, 2005 | 7

FMO | Fiduciary/Claymore MLP Opportunity Fund | Questions & Answers continued

NAV volatility and entails more downside risk than an unleveraged portfolio. The use of leverage also makes the Fund more vulnerable to rising interest rates. During the period, rising short-term interest rates increased the Fund’s cost of leverage. While our cost of leverage increased, the use of leverage increased the portfolio’s value. We will continue to employ a leveraged strategy as long as we believe that it benefits shareholders.

What is your outlook for the MLP market and the Fund in 2006?

In our opinion, MLPs offer the best combination of current income and growth available in the marketplace. We believe their current yields, combined with their long-term growth potential, outshines other types of growth and income investments such as fixed income, utilities and real estate investment trusts.

In spite of the setback in market performance late this year, we think the MLP market is poised for better performance in the coming year, which could potentially benefit the Fund. As we mentioned previously, we expect more acquisitions and consolidations within the MLP market, which we believe will help provide for distribution increases. The partnership structure of MLPs is attractive. Much of their current income is tax deferred until the asset is sold. That may allow the Fund to pass through an almost entirely tax-deferred dividend yield for the first couple of years of operations. This tax deferral can be an important benefit in an investor’s portfolio. Another attractive attribute is the diversification benefits that investments in MLPs can provide as they have a historically low correlation to other types of investments.

FMO Risks and Other Considerations

There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.

There are certain tax risks associated with an investment in MLP units. Much of the benefit the Fund derives from its investment in equity securities of MLPs is a result of MLPs generally being treated as partnerships for U.S. federal income tax purposes. A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income.

The classification of an MLP as a corporation for U.S. federal income taxation purposes would have the effect of reducing the amount of cash available for distribution by the MLP and causing any such distributions received by the Fund to be taxed as dividend income. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, the after-tax return to the Fund with respect to its investment in such MLPs would be materially reduced, which could cause a substantial decline in the value of the common shares.

The Fund expects that a substantial portion of the cash flow it receives will be derived from its investments in equity securities of MLP entities. The amount and tax characterization of cash available for distribution by an MLP entity depends upon the amount of cash generated by such entity’s operations. Cash available for distribution by MLP entities will vary widely from quarter to quarter and is affected by various factors affecting the entity’s operations. In addition to the risks described herein, operating costs, capital expenditures, acquisition costs, construction costs, exploration costs and borrowing costs may reduce the amount of cash that an MLP entity has available for distribution in a given period.

Historically, MLPs have been able to offset a significant portion of their income with tax deductions. The portion, if any, of a distribution received by the Fund from an MLP that is offset by the MLP’s tax deductions is essentially treated as tax-deferred return of capital. However, any such deferred tax will be reflected in the Fund’s adjusted basis in the equity securities of the MLP, which will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the Fund on the sale of any such equity securities. In addition, the Fund will incur a current income tax liability on the portion of a distribution from the MLP that is not offset by the MLP’s tax deductions. The percentage of an MLP’s distributions that is offset by the MLP’s tax deductions will fluctuate over time.

The Fund intends to pay substantially all of its net investment income to Common Shareholders through quarterly distributions. Net investment income of the Fund will consist of cash and paid-in-kind distributions from MLP entities, dividends from common stocks, interest from debt securities, gains from option writing and income from other investments of the Fund; less operating expenses, taxes on the Fund’s taxable income and realized gains and the costs of any Financial Leverage utilized by the Fund. The Fund anticipates that, due to the tax characterization of cash distributions made by MLPs, a significant portion of the Fund’s distributions to Common Shareholders will consist of tax-deferred return of capital.

The Fund’s use of leverage creates special risks that may adversely affect the return for the holders of common shares, including: greater volatility of the net asset value and market price of the Fund’s common shares; fluctuations in the dividend rates on any preferred shares or interest rates on other forms of leverage; and the possibility that the increased costs associated with leverage, which would be borne entirely by holders of the Fund’s common shares, may reduce the Fund’s total return. Leverage is a speculative investment technique, and there can be no assurance that the Fund’s potential leverage strategy will be successful. Because the fees received by Claymore Advisors, LLC (the “Investment Adviser”) and Fiduciary Asset Management, LLC (the “Sub-Adviser”) are based on the managed assets of the Fund (including the proceeds of any leverage), the aforementioned firms have a financial incentive for the Fund to utilize leverage, which may create a conflict of interest between them and the common shareholders.

Investors should consider the investment objectives and policies, risk considerations, charges and expenses of the Fund carefully before investing. Risks and considerations include, but are not limited to: Not a Complete Investment Program; Market Discount Risk; Equity Risk; Income Risk; Interest Rate Risk; Foreign Securities; Non- diversified Status; Royalty Trusts; Affiliated Party Risk; Small- Cap Risk; Valuation Risk; Turnover Risk; Concentration Risk; Lower- Rated Securities; Financial Leverage; Management Risk; Anti- Takeover Provisions; Illiquid Securities; Derivative Risks and Geopolitical Risks. There can be no assurance that a percentage of dividends paid on common shares, if any, will consist of qualifying dividend income.

8 | Annual Report | November 30, 2005

FMO | Fiduciary/Claymore MLP Opportunity Fund

Fund Summary | As of November 30, 2005 (unaudited)

Fund Statistics
Share Price		$17.99
Common Share Net Asset Value		$19.78
Premium/(Discount) to NAV		-9.05%
Net Assets ($000)		$357,441

Total Returns (Inception 12/28/04)	Market	NAV
Since Inception (non-annualized)	-5.81%	8.38%

Top Sectors	% of Long-Term Investments
Midstream Energy Infrastructure	82.5%
Coal	9.5%
Propane	6.8%
Shipping	1.2%

Top Ten Issuers	% of Long-Term Investments
Energy Transfer Partners, L.P.	10.6%
Magellan Midstream Partners, L.P.	10.3%
Enterprise GP Holdings L.P.	8.9%
Copano Energy, L.L.C.	6.0%
Enbridge Energy Partners, L.P.	5.6%
Alliance Resource Partners, L.P.	5.5%
Inergy Holdings, L.P.	5.4%
Holly Energy Partners, LP.	4.9%
Crosstex Energy, L.P.	4.7%
Kinder Morgan Management, L.L.C.	3.9%

Sectors and Issuers are as a percentage of long-term investments, and are subject to change daily. For more current Fund information, please visit www.claymore.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations. Past performance is no guarantee of future results.

Share Price & NAV Performance

Distributions to Shareholders

Annual Report | November 30, 2005 | 9

FMO | Fiduciary/Claymore MLP Opportunity Fund

Portfolio of Investments | November 30, 2005

Number of Shares		Value
	Master Limited Partnerships and Affiliates - 144.8%
	Coal - 13.7%
715,600	Alliance Resource Partners, L.P.	$28,480,880
138,900	Natural Resource Partners, L.P.	7,999,251
84,600	Natural Resource Partners, L.P. subordinated units	4,559,940
143,000	Penn Virginia Resource Partners, L.P.	7,879,300

		48,919,371

	Midstream Energy Infrastructure - 119.4%
129,300	Atlas Pipeline Partners, L.P.	5,371,122
129,400	Boardwalk Pipeline Partners, L.P. (a)	2,387,430
892,857	Clearwater Natural Resources, L.P. (Acquired 08/01/05, Cost $17,857,143) (b)(c)	17,857,143
213,400	Copano Energy, L.L.C.	8,000,366
633,002	Copano Energy, L.L.C. (Acquired 08/01/05, Cost $17,857,929) (b)(c)	23,256,620
345,000	Crosstex Energy, L.P.	11,661,000
407,167	Crosstex Energy, L.P. (Acquired 11/01/05, Cost $15,112,533) (b)(c)	12,826,412
628,065	Enbridge Energy Partners, L.P.	28,890,990
1,620,580	Energy Transfer Partners, L.P.	54,726,987
1,326,400	Enterprise GP Holdings L.P.	45,760,800
249,400	Hiland Partners, L.P.	9,896,192
659,450	Holly Energy Partners, L.P.	25,507,526
372,700	Kinder Morgan Energy Partners, L.P.	18,575,368
422,456	Kinder Morgan Management, L.L.C. (d)	20,235,661
1,313,260	Magellan Midstream Partners, L.P.	42,221,309
347,826	Magellan Midstream Partners, L.P. (Acquired 04/13/05, Cost $10,006,019) (b)(c)	11,090,909
186,250	Markwest Energy Partners, L.P.	8,768,650
113,097	Markwest Energy Partners, L.P. (Acquired 11/09/05, Cost $5,025,018) (b)(c)	4,965,196
231,420	Northern Border Partners, L.P.	9,879,320
145,900	Pacific Energy Partners, L.P.	4,328,853
413,700	Pacific Energy Partners, L.P. (Acquired 09/30/05, Cost $12,721,275) (b)(c)	11,329,344
441,200	Plains All American Pipeline, L.P.	17,524,464
42,700	Sunoco Logistics Partners, L.P.	1,620,465
299,395	Valero, L.P.	15,718,237
426,400	Williams Partners, L.P.	14,356,888

		426,757,252

	Propane - 9.9%
81,067	Global Partners, L.P. (a)	1,588,102
524,100	Inergy Holdings, L.P.	18,710,370
360,600	Inergy, L.P.	9,105,150
230,690	Suburban Propane Partners, L.P.	5,917,198

		35,320,820

	Shipping - 1.8%
39,100	K-Sea Transportation Partners, L.P.	$1,364,981
18,900	Martin Midstream Partners, L.P.	604,573
36,000	Teekay LNG Partners, L.P. (Marshall Island)	1,009,080
151,500	U.S. Shipping Partners, L.P.	3,442,080

		6,420,714

	Total Master Limited Partnership and Affiliates (Cost $468,442,627)	517,418,157

	Incentive Distribution Rights - 0.0%
43	Clearwater Natural Resources, L.P. (Acquired 08/01/05, Cost $0) (a)(b)(c)	—

Principal Value		Value
	Short-Term Investments - 1.4%
	U.S. Government and Agency Securities - 1.4%
$5,000,000	Fannie Mae, Series BB yielding 3.84%,
	12/01/05 (Amortized Cost $5,000,000)	5,000,000

	Total Investments - 146.2% (Cost $473,442,627)	522,418,157
	Borrowings Outstanding - (42.0% of Net Assets or 28.7% of Total Investments)	(150,000,000)
	Liabilities in Excess of Other Assets - (4.2%)	(14,977,210)

	Net Assets - 100.0%	$357,440,947

L.L.C.	Limited Liability Corporation

L.P.	Limited Partnership

(a)	Non-income producing security.

(b)	Security is restricted and may be resold only in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2005, restricted securities’ aggregate market value amounted to $81,325,624 or 22.8% of net assets.

(c)	Security is valued in accordance with Fair Valuation procedures established in good faith by the Board of Trustees. The total market value of such securities is $81,325,624 which represents 22.8% of net assets.

(d)	While non-income producing, security makes regular in-kind distributions.

See notes to financial statements.

10 | Annual Report | November 30, 2005

FMO | Fiduciary/Claymore MLP Opportunity Fund

Statement of Assets and Liabilities | November 30, 2005

Assets
Investments, at value (cost $473,442,627)	$522,418,157
Cash	942,321
Receivable for investments sold	5,116,850
Other assets	481,090

Total assets	528,958,418

Liabilities
Borrowings	150,000,000
Deferred tax liability	19,740,465
Interest due on borrowings	629,205
Advisory fee payable	421,788
Payable for investments purchased	336,573
Accrued expenses and other liabilities	389,440

Total liabilities	171,517,471

Net Assets	$357,440,947

Composition of Net Assets
Common stock, $.01 par value per share; unlimited number of shares authorized, 18,067,021 shares issued and outstanding	$180,670
Additional paid-in capital	327,284,810
Net unrealized appreciation on investments, net of deferred tax expense	29,529,053
Net realized gain on investments, net of deferred tax expense	3,243,568
Accumulated net investment loss, net of deferred tax benefit	(2,797,154)

Net Assets	$357,440,947

Net Asset Value (based on 18,067,021 common shares outstanding)	$19.78

See notes to financial statements.

Annual Report | November 30, 2005 | 11

FMO | Fiduciary/Claymore MLP Opportunity Fund

Statement of Operations | For the Period December 28, 2004* through November 30, 2005

Investment Income
Dividends (net of return of capital distributions received of $21,722,120)	$3,236,790
Interest	456,062

Total income		$3,692,852

Expenses
Advisory fee	4,147,719
Professional fees	158,452
Trustees’ fees and expenses	140,308
Administration fee	110,325
Fund accounting	91,536
Custodian fee	63,471
Transfer agent fee	56,272
Insurance	51,587
Printing expense	49,210
Commercial paper issuance costs	38,086
NYSE listing fee	24,280
Miscellaneous	8,715
Interest expense on borrowings	3,392,122

Total expenses		8,332,083

Net investment loss before taxes		(4,639,231)
Deferred tax benefit		1,842,077

Net investment loss		(2,797,154)

Realized and Unrealized Gain on Investments
Net realized gain on investments before taxes		5,379,633
Deferred tax expense		(2,136,065)

Net realized gain on investments		3,243,568
Net unrealized appreciation on investments before taxes		48,975,530
Deferred tax expense		(19,446,477)

Net unrealized appreciation on investments		29,529,053
Net realized and unrealized gain on investments		32,772,621

Net Increase in Net Assets Resulting from Operations		29,975,467

*	Commencement of investment operations.

See notes to financial statements.

12 | Annual Report | November 30, 2005

FMO | Fiduciary/Claymore MLP Opportunity Fund

Statement of Changes in Net Assets |

For the Period December 28, 2004* through November 30, 2005
Increase in Net Assets from Operations
Net investment loss	$(2,797,154)
Net realized gain on investments	3,243,568
Net unrealized appreciation on investments	29,529,053

Net increase in net assets resulting from operations	29,975,467

Distributions to Common Shareholders from
Return of capital	(16,921,651)

Capital Share Transactions
Net proceeds from the issuance of Common Shares	343,991,000
Reinvestment of dividends	1,016,447
Common share offering costs charged to paid-in capital	(720,400)

Net increase from capital share transactions	344,287,047

Total increase in net assets	357,340,863
Net Assets
Beginning of period	100,084

End of period (including accumulated net investment loss of $2,797,154, net of deferred tax benefit)	$357,440,947

*	Commencement of investment operations.

See notes to financial statements.

Annual Report | November 30, 2005 | 13

FMO | Fiduciary/Claymore MLP Opportunity Fund

Statement of Cash Flows | For the Period December 28, 2004* through November 30, 2005

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$29,975,467

Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to Net Cash Used in Operating and Investing Activities:
Net unrealized appreciation on investments	(48,975,530)
Net accretion of bond discount and amortization of bond premium	(421,183)
Net realized gain on investments	(5,379,633)
Purchases of long-term investments	(674,720,403)
Proceeds from sale of long-term investments	190,461,179
Net purchase of short-term investments	(4,578,817)
Increase in receivable for investments sold	(5,116,850)
Increase in other assets	(481,090)
Increase in deferred tax expense	19,740,465
Increase in interest due on borrowings	629,205
Increase in advisory fee payable	421,788
Increase in payable for investments purchased	336,573
Increase in accrued expenses and other liabilities	389,440
Return of capital distributions received	21,196,230

Net Cash Used in Operating and Investing Activities	(476,523,159)

Cash Flows From Financing Activities:
Net proceeds from the issuance of Common Shares	343,991,000
Reinvestment of dividends	1,016,447
Return of capital distributions	(16,921,651)
Increase in borrowings	150,000,000
Offering expenses in connection with the issuance of Common Shares	(720,400)

Net Cash Provided by Financing Activities	477,365,396

Net increase in cash	842,237
Cash at Beginning of Period	100,084

Cash at End of Period	$942,321

Supplemental Disclosure of Cash Flow Information: Cash paid during the period for interest	$2,762,917

Non-Cash Financing Activities: Reinvestment of distributions to shareholders	$1,016,447

*	Commencement of investment operations.

See notes to financial statements.

14 | Annual Report | November 30, 2005

FMO | Fiduciary/Claymore MLP Opportunity Fund

Financial Highlights |

Per share operating performance for a share outstanding throughout the period	For the Period December 28, 2004* through November 30, 2005
Net asset value, beginning of period	$19.10 (b)

Income from investment operations
Net investment loss(a)	(0.26)
Net realized and unrealized gain on investments	1.92

Total from investment operations	1.66

Common shares’ offering expenses charged to paid-in capital	(0.04)

Distributions to Common Shareholders
Return of capital	(0.94)

Net asset value, end of period	$19.78

Market value, end of period	$17.99

Total investment return(c)
Net asset value	8.38%
Market value	-5.81%
Ratios and supplemental data
Net assets, end of period (thousands)	$357,441
Ratios to Average Net Assets applicable to Common Shares:(d)
Total expenses, excluding interest expense and deferred tax expense	1.48%
Total expenses, including interest expense and deferred tax expense	8.41%
Interest expense	1.02%
Deferred tax expense	5.91%
Net investment loss, including interest expense and deferred tax expense	(7.30)%
Net investment loss, excluding interest expense and deferred tax expense	(0.37)%
Ratios to Average Managed Assets:(d)(e)
Total expenses, excluding interest expense and deferred tax expense	1.19%
Total expenses, including interest expense and deferred tax expense	6.77%
Interest expense	0.82%
Deferred tax expense	4.76%
Net investment loss, including interest expense and deferred tax expense	(5.88)%
Net investment loss, excluding interest expense and deferred tax expense	(0.30)%
Portfolio Turnover Rate	41%
Senior Indebtedness
Total borrowings outstanding (in thousands)	$150,000
Asset coverage per $1,000 of indebtedness(f)	$3,383

*	Commencement of investment operations.

(a)	Based on average shares outstanding during the period.

(b)	Before deduction of offering expenses charged to capital.

(c)	Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(d)	Annualized.

(e)	Managed assets is equal to net assets plus outstanding leverage.

(f)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings) from the Fund’s total assets and dividing by the total borrowings.

See notes to financial statements.

Annual Report | November 30, 2005 | 15

FMO | Fiduciary/Claymore MLP Opportunity Fund

Notes to Financial Statements | November 30, 2005

Note 1 – Organization:

Fiduciary/Claymore MLP Opportunity Fund (the “Fund”) was organized as a Delaware statutory trust on October 4, 2004. The Fund is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended.

The Fund’s investment objective is to provide a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The Fund has been structured to seek to provide an efficient vehicle through which its shareholders may invest in a portfolio of publicly traded securities of master limited partnerships (“MLPs”). MLPs combine the tax benefits of limited partnerships with the liquidity of publicly traded securities. The Fund believes that as a result of the tax characterization of cash distributions made by MLPs to their investors (such as the Fund) a significant portion of the Fund’s income will be tax-deferred returns of capital, which will allow distributions by the Fund to its shareholders to include high levels of tax-deferred income. There can be no assurance that the Fund will achieve its investment objective.

Note 2 – Accounting Policies:

The preparation of the financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of Investments

Readily marketable securities listed on an exchange are valued at the last reported sale price on the primary exchange or in the principal over the counter (“OTC”) market on which they are traded. Readily marketable securities traded on an exchange or OTC for which there are no transactions on a given day are valued at the mean of the closing bid and asked prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Debt securities are valued by independent pricing services or dealers using the last available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. For those securities where quotations or prices are not available, including restricted securities, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. These procedures consider factors such as discounts to publicly traded securities and/or securities with similar yields, quality, type of issue, and duration. Short-term securities having a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

The Fund records the character of dividends received from MLPs based on estimates made at the time such distributions are received. These estimates are based upon a historical review of information available from each MLP and other industry sources. The Fund’s characterization of the estimates may subsequently be revised based on information received from MLPs after their tax reporting periods conclude.

(c) Distributions to Shareholders

The Fund intends to make quarterly distributions to shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with U.S. generally accepted accounting principles which may differ from their ultimate characterization for federal income tax purposes. The Fund anticipates that a significant portion of its distributions will be comprised of return of capital as a result of the tax character of cash distributions made by MLPs. For tax purposes the Fund estimates the current distributions to shareholders is comprised of 100% return of capital for the current fiscal year.

Note 3 – Investment Advisory Agreement, Sub-Advisory Agreement and Other Agreements:

Pursuant to an Investment Advisory Agreement (the “Advisory Agreement”) between the Fund and Claymore Advisors, LLC (the “Adviser”), the Adviser will furnish offices, necessary facilities and equipment, provide administrative services, oversee the activities of the Fiduciary Asset Management, LLC (the “Sub-Adviser”), provide personnel including certain officers required for its administrative management and pay the compensation of all officers and Trustees of the Fund who are its affiliates. As compensation for these services, the Fund will pay the Adviser an annual fee, payable monthly, in an amount equal to 1.00% of the Fund’s average daily Managed Assets.

Pursuant to a Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between the Fund, the Adviser and the Sub-Adviser, the Sub-Adviser under the supervision of the Fund’s Board of Trustees and the Adviser, provides a continuous investment program for the Fund’s portfolio; provides investment research, and makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including certain officers required for its administrative management and pays the compensation of all officers and Trustees of the Fund who are its affiliates. As compensation for its services, the Adviser, out of its own resources, pays the Sub-Adviser a fee, payable monthly, in an annual amount equal to 0.50% of the Fund’s average daily Managed Assets.

16 | Annual Report | November 30, 2005

FMO | Fiduciary/Claymore MLP Opportunity Fund | Notes to Financial Statements continued

The Bank of New York (“BNY”) acts as the Fund’s custodian, accounting agent, administrator and transfer agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BNY is responsible for performing transfer agency services for the Fund.

Note 4 – Federal Income Taxes:

The Fund will be treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. Accordingly, the Fund generally will be subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (currently at a maximum rate of 35%). In addition, as a regular corporation, the Fund will be subject to various state income taxes by reason of its investments in MLPs. The Fund may be subject to a 20% alternative minimum tax on its alternative minimum taxable income to the extent that the alternative minimum tax exceeds the Fund’s regular income tax liability. The extent to which the Fund is required to pay U.S. corporate income tax or alternative minimum tax could materially reduce the Fund’s cash available to make distributions on Common Shares.

Information on tax components of investments as of November 30, 2005 is as follows:

Cost of Investments for Tax Purposes	Gross Tax Unrealized Appreciation	Gross Tax Unrealized Depreciation	Net Tax Unrealized Appreciation on Investments
$471,892,017	$63,352,752	$(12,826,612)	$50,526,140

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for tax purposes. The Fund will accrue deferred income taxes for its future tax liability associated with the portion of MLP distributions considered to be a tax-deferred return of capital as well as capital appreciation of its investments. For purposes of estimating deferred tax liability for financial statement reporting and determining its net asset value, the Fund will be required to rely, to some extent, on information provided by the MLPs in which it invests. Such information may not be received in a timely manner. Accordingly, the Fund will, from time to time, modify its estimates or assumptions regarding its deferred tax liability as new information becomes available. Upon the sale of an equity security in an MLP, the Fund generally will be liable for any previously deferred taxes. The Fund’s income tax provision consists of the following:

Current federal and state income taxes	$0
Deferred federal income taxes	16,140,636
Deferred state income taxes	3,599,829

Total deferred tax expense	$19,740,465

Total income tax expense differs from the amount computed by applying the federal statutory income tax rate of 35% to net investment income and realized and unrealized gains before taxes as follows:

Application of statutory income tax rate	$17,400,576
State income taxes	2,339,889

Total	$19,740,465

Components of the Fund’s deferred tax liability as of November 30, 2005 are as follows:

Deferred tax assets:
Net operating loss carryforward	$341,149

Deferred tax liabilities:
Unrealized gain on investments	$18,795,152
Return of capital distributions received from investments	1,286,462

Gross deferred tax liability	20,081,614

Net deferred tax liability	$19,740,465

At November 30, 2005, the Fund had a net operating loss for federal income tax purposes of approximately $810,208. This net operating loss may be carried forward for 20 years, and would expire November 30, 2025.

At November 30, 2005, the Fund did not record a valuation allowance against its deferred tax assets.

Note 5 – Investments in Securities:

For the period ended November 30, 2005, purchases and sales of investments, excluding short-term securities, were $675,246,293 and $190,461,179, respectively.

Note 6 – Borrowings:

The Fund entered into and subsequently closed an agreement with BNY to provide a line of credit to the Fund. Interest on the amount borrowed was based on the Federal Funds Rate plus a spread. The Fund terminated this agreement on July 15, 2005

On July 15, 2005, the Fund entered into a commercial paper conduit funding agreement with a line of credit of $150,000,000. The Fund incurred an issuance cost of $500,000 associated with the $150,000,000 commercial paper conduit. This cost is being amortized to expense over a period of five years. Interest on the amount borrowed is based on the prevailing commercial paper rate plus 0.35% on an amount outstanding of their $150,000,000 loan and 0.15% for any unused amount. The commercial paper rate is reset periodically. At November 30, 2005, there was an outstanding borrowing of $150,000,000 in connection with the Fund’s borrowing. The average daily amount of borrowings during the period ended November 30, 2005 was $122,852,781 with a related weighted average interest rate of 3.94%. The maximum amount outstanding during the period ended November 30, 2005, was $150,000,000.

Annual Report | November 30, 2005 | 17

FMO | Fiduciary/Claymore MLP Opportunity Fund | Notes to Financial Statements continued

Note 7 – Capital:

Common Shares

In connection with its organization process, the Fund sold 5,240 shares of beneficial interest to Claymore Securities, Inc., an affiliate of the Adviser, for consideration of $100,084, at a price of $19.10 per share. The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 18,067,021 issued and outstanding. Of this amount, the Fund issued 16,500,000 shares of common stock in its initial public offering and issued, pursuant to an over allotment option to the underwriters, an additional 1,000,000 shares on January 21, 2005 and 510,000 shares on February 7, 2005. All of these shares were issued at $19.10 per share after deducting the sales load.

Offering costs, estimated at $720,400 or $0.04 per share, in connection with the issuance of common shares have been borne by the Fund and were charged to paid-in capital. The Adviser has agreed to pay offering expenses (other than sales load, but including reimbursement of expenses to the underwriters) in excess of $0.04 per common share. In addition, the Fund’s Adviser has agreed to pay all of the Fund’s organizational costs.

Transactions in common shares were as follows:

Period Ended November 30, 2005
Beginning Shares	5,240
Issuance of common shares	18,010,000
Shares issued through dividend reinvestment	51,781

Ending shares	18,067,021

Note 8 – Concentration of Risk:

Because the Fund is focused in MLP entities in the energy, natural resources and real estate sectors of the economy, such concentrations may present more risks than if the Fund were broadly diversified over numerous industries and sectors of the economy. A downturn in the energy, natural resources or real estate sectors of the economy could have a larger impact on the Fund than on an investment company that does not concentrate in such sectors. At times, the performance of securities of companies in the energy, natural resources and real estate sectors of the economy may lag the performance of other sectors or the broader market as a whole.

An investment in MLP units involves risks, that differ from a similar investment in equity securities, such as common stock, of a corporation. Holders of MLP units have the rights typically afforded to limited partners in a limited partnership. As compared to common shareholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership. There are certain tax risks associated with an investment in MLP units. Additionally, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of an MLP; for example a conflict may arise as a result of incentive distribution payments.

Note 9 – Restricted Securities:

The Fund may invest up to 40% of its Managed Assets (net assets plus any assets attributable to financial leverage) in unregistered or otherwise restricted securities. Restricted securities are securities that are unregistered, held by control persons of the issuer or are subject to contractual restrictions on resale. The Fund will typically acquire restricted securities in directly negotiated transactions. Restricted securities are fair valued in accordance with procedures established by the Fund’s Board of Trustees. As of November 30, 2005, the Fund held the following restricted securities:

Security	Date of Acquisition	Shares	Current Cost	Fair Market Value	Value Per Share at Acquisition Date (unrestricted)	11/30/05 Price
Clearwater Natural Resources, L.P.*	8/01/05	43	$0	$0	—	$0.00
Clearwater Natural Resources, L.P.	8/01/05	892,857	$17,857,143	$17,857,143	—	$20.00
Copano Energy, L.L.C.	8/01/05	633,002	$17,857,929	$23,256,620	$40.50	$36.74
Crosstex Energy, L.P.	11/01/05	407,167	$15,112,533	$12,826,412	$37.14	$31.50
Magellan Midstream Partners, L.P.	4/13/05	347,826	$10,006,019	$11,090,909	$31.06	$31.89
Markwest Energy Partners, L.P.	11/09/05	113,097	$5,025,018	$4,965,196	$48.70	$43.90
Pacific Energy Partners, L.P.	9/30/05	413,700	$12,721,275	$11,329,344	$31.85	$27.39

*	Incentive Distribution Rights.

Note 10 – Indemnifications:

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 11 – Subsequent Event:

Subsequent to November 30, 2005, the Fund declared a quarterly dividend of $0.3125 per share. This dividend is payable on January 31, 2006 to shareholders of record on January 13.

In October, 2005, the Board of Trustees approved Claymore Advisors, LLC to replace BNY as the Fund Administration Agent, effective February 1, 2006.

18 | Annual Report | November 30, 2005

FMO | Fiduciary/Claymore MLP Opportunity Fund

Report of Independent Registered Public Accounting Firm |

To the Shareholders and Board of Trustees of

Fiduciary/Claymore MLP Opportunity Fund

We have audited the accompanying statement of assets and liabilities of Fiduciary/Claymore MLP Opportunity Fund (the “Fund”), including the portfolio of investments, as of November 30, 2005, and the related statements of operations, changes in net assets, and cash flows, and financial highlights for the period from December 28, 2004 (commencement of investment operations) through November 30, 2005. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fiduciary/ Claymore MLP Opportunity Fund at November 30, 2005, and the results of its operations, changes in its net assets, its cash flows, and the financial highlights for the period from December 28, 2004 through November 30, 2005, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

January 13, 2006

Annual Report | November 30, 2005 | 19

FMO | Fiduciary/Claymore MLP Opportunity Fund

Supplemental Information | (unaudited)

In January 2006, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2005.

Trustees

The Trustees of the Fiduciary/Claymore MLP Opportunity Fund and their principal occupations during the past five years:

Name, Address*, Age and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex*** Overseen by Trustee	Other Directorships Held by Trustee

Independent Trustees:

Randall C. Barnes Year of birth: 1951 Trustee	Since 2004	Formerly, Senior Vice President & Treasurer (1993-1997), President, Pizza Hut International (1991-1993) and Senior Vice President, Strategic Planning and New Business Development (1987-1990) of PepsiCo, Inc. (1987-1997).	11	None.

Howard H. Kaplan Year of birth: 1970 Trustee	Since 2004	Principal of Blumenfeld, Kaplan & Sandweiss P.C., a law firm providing legal advice in business law and litigation.	2	None.

Robert B. Karn III Year of birth: 1942 Trustee	Since 2004	Consultant (1998-present). Previously, Managing Partner, Financial and Economic Consulting, St. Louis Office of Arthur Andersen, LLP.	2	Director of Peabody Energy Company, GP, Natural Resource Partners LLC and Kennedy Capital Management, Inc.

Ronald A. Nyberg Year of birth: 1953 Trustee	Since 2004	Principal of Ronald A. Nyberg, Ltd., a law firm specializing in corporate law, estate planning and business transactions (2000-present). Formerly, Executive Vice President, General Counsel and Corporate Secretary of Van Kampen Investments (1982-1999).	15	Director, Edward Hospital Foundation, Naperville, II; Trustee, North Park University, Chicago.

John M. Roeder Year of birth: 1943 Trustee	Since 2005	Financial consultant (1999- present). Director in Residence at The Institute for Excellence in Corporate Governance of the University of Texas at Dallas School of Management. Formerly, Office Managing Partner, Arthur Andersen, LLP.	2	Director, LMI Aerospace.

Ronald E. Toupin, Jr. Year of birth: 1958 Trustee	Since 2004	Formerly, Vice President, Manager and Portfolio Manager of Nuveen Asset Management (1998-1999), Vice President of Nuveen Investment Advisory Corp. (1992-1999), Vice President and Manager of Nuveen Unit Investment Trusts (1991-1999), and Assistant Vice President and Portfolio Manager of Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).	13	None.

Interested Trustees:

Nicholas Dalmaso† Year of birth: 1965 Trustee; Chief Legal and Executive Officer; Chief Compliance Officer	Since 2004	Senior Managing Director and General Counsel of Claymore Advisors, LLC and Claymore Securities, Inc. (2001-present). Formerly, Assistant General Counsel, John Nuveen and Co., Inc. (1999-2000). Former Vice President and Associate General Counsel of Van Kampen Investments, Inc. (1992-1999).	15	None.

Joseph E. Gallagher, Jr.†† 8112 Maryland Avenue Suite 400 St. Louis, MO 63105 Year of birth: 1957 Trustee	Since 2004	Executive Managing Director and Chief Operating Officer of Fiduciary Asset Management, LLC (1994-present). Member of the St. Louis Chapter of the National Association for Business Economics.	4	Member of the Board of Directors for the Delta Gamma Center for Children with Visual Impairments and for the Rossman School.

*	Address for all Trustees unless otherwise noted: 2455 Corporate West Drive, Lisle, IL 60532

**	After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:

•	Messrs. Barnes and Dalmaso, as Class I Trustees, are expected to stand for re-election at the Fund’s 2005 annual meeting of shareholders.

•	Messrs. Gallagher, Kaplan and Nyberg, as Class II Trustees, are expected to stand for re-election at the Fund’s 2006 annual meeting of shareholders.

•	Messrs. Roeder, Toupin and Karn, as Class III Trustees, are expected to stand for re-election at the Fund’s 2007 annual meeting of shareholders.

***	The Claymore Fund Complex consists of U.S. registered investment companies advised or serviced by Claymore Advisors, LLC or Claymore Securities, Inc.

†	Mr. Dalmaso is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Claymore Advisors, LLC, the Fund’s Investment Adviser.

††	Mr. Gallagher is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Fiduciary Asset Management, LLC, the Fund’s Sub-Adviser.

20 | Annual Report | November 30, 2005

FMO | Fiduciary/Claymore MLP Opportunity Fund | Supplemental Information (unaudited) continued

Officers

The Officers of the Fiduciary/Claymore MLP Opportunity Fund and their principal occupations during the past five years:

Name, Address*, Age and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations
Officers:

Steven M. Hill Year of birth: 1964 Chief Accounting Officer, Chief Financial Officer, and Treasurer	Since 2004	Senior Managing Director and Chief Financial Officer of Claymore Advisors, LLC and Claymore Securities, Inc.( 2005–present). Managing Director of Claymore Advisors, LLC and Claymore Securities, Inc.( 2003-2005). Previously, Treasurer of Henderson Global Funds and Operations Manager for Henderson Global Investors (North America) Inc. (2002-2003); Managing Director, FrontPoint Partners LLC (2001-2002); Vice President, Nuveen Investments (1999-2001); Chief Financial Officer, Skyline Asset Management LP (1999); Vice President, Van Kampen Investments and Assistant Treasurer, Van Kampen mutual funds (1989-1999).

Jim Howley Year of birth: 1972 Assistant Treasurer	Since 2004	Vice President, Fund Administration of Claymore Securities, Inc. (2004-present). Previously, Manager, Mutual Fund Administration of Van Kampen Investments, Inc.

Richard Sarhaddi Year of birth: 1973 Assistant Secretary	Since 2004	Assistant Vice President of Claymore Advisors, LLC and Claymore Securities, Inc.; Previously, Editor, CCH Inc.

*	Address for all Officers: 2455 Corporate West Drive, Lisle, IL 60532

**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

Annual Report | November 30, 2005 | 21

FMO | Fiduciary/Claymore MLP Opportunity Fund

Dividend Reinvestment Plan | (unaudited)

Unless the registered owner of common shares elects to receive cash by contacting the Plan Administrator, all dividends declared on common shares of the Fund will be automatically reinvested by the Bank of New York (the “Plan Administrator”), Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, The Bank of New York, P.O. Box 463, East Syracuse, New York 13057-0463, Attention: Shareholder Services Department, Phone Number: (800) 701-8178.

22 | Annual Report | November 30, 2005

FMO | Fiduciary/Claymore MLP Opportunity Fund

Fund Information |

Board of Trustees

Randall C. Barnes

Nicholas Dalmaso*

Joseph E. Gallagher, Jr.*

Howard H. Kaplan

Robert B. Karn III

Ronald A. Nyberg

John M. Roeder

Ronald E. Toupin, Jr.

*	Trustee is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended.

Officers

Nicholas Dalmaso

Chief Executive and Chief Legal Officer

Steven M. Hill

Chief Accounting Officer, Chief Financial Officer and Treasurer

Jim Howley

Assistant Treasurer

Richard Sarhaddi

Assistant Secretary

Investment Adviser

Claymore Advisors, LLC

Lisle, Illinois

Investment Sub-Adviser

Fiduciary Asset Management, LLC

St. Louis, Missouri

Administrator, Custodian and Transfer Agent

The Bank of New York

NewYork, NewYork

Legal Counsel

Skadden, Arps, Slate,

Meagher & Flom LLP

Chicago, Illinois

Independent Registered Public Accounting Firm

Ernst & Young LLP

Chicago, Illinois

Privacy Principles of Fiduciary/Claymore MLP Opportunity Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Claymore Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Fiduciary/Claymore MLP Opportunity Fund?

•	If your shares are held in a Brokerage Account, contact your Broker.

•	If you have physical possession of your shares in certificate form, contact the Fund’s Administrator, Custodian and Transfer Agent: The Bank of New York, 111 Sanders Creek Parkway, East Syracuse, New York 13057 (800) 701-8178

This report is sent to shareholders of Fiduciary/Claymore MLP Opportunity Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (800) 345-7999 or on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30 is also available, without charge and upon request by calling the Fund at (800) 345-7999 or by accessing the Fund’s Form N-PX on the Commission’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at http://www.sec.gov. The Fund’s Form N-Q may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.claymore.com.

In December 2005, the Fund submitted a CEO annual certification to the NYSE in which the Fund’s principal executive officer certified that he was not aware, as of the date of the certification, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related Securities and Exchange Commission (“SEC”) rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting.

Annual Report | November 30, 2005 | 23

FMO | Fiduciary/Claymore MLP Opportunity Fund

About the Fund Managers |

Fiduciary Asset Management, LLC

Fiduciary is an independent, employee-owned, registered investment adviser that manages a broad array of equity and fixed-income portfolios primarily for institutional investors and is based in St. Louis, Missouri. Fiduciary currently supervises and manages approximately $17 billion in assets for endowments & foundations, public pension plans, corporate trusts, union plans, Taft-Hartley plans, four exchange-listed closed-end funds and three hedge funds. Fiduciary also manages two open-end mutual funds.

Investment Philosophy

Fiduciary believes that investment decisions should always be guided by a disciplined, risk-aware strategy that seeks to add value in all market environments. Their unique investment philosophy is multifaceted, utilizing macroeconomic analysis, quantitative and fundamental analysis uniquely constructed to achieve disciplined security selection, cost-controlled trading procedures, continuous risk analysis and an unwavering focus on achieving shareholder objectives.

Investment Process

The manager seeks to achieve the Fund’s investment objective by investing primarily in securities of MLP (Master Limited Partnership) entities that Fiduciary believes offer attractive distribution rates and capital appreciation potential. Energy and natural resources represent a substantial portion of the MLP entities. In seeking investments, Fiduciary looks for MLPs that offer a combination of quality, growth and yield; intended to produce superior total returns over the long run. In selecting individual positions, the manager employs Fiduciary’s top-down process which considers a combination of quantitative, qualitative and relative value factors. Fiduciary emphasizes rigorous proprietary analysis and valuation models constructed and maintained by its in-house investment analysts, while maintaining active dialogues with research analysts covering the MLP entities and an ongoing relationship with company management. In applying its selection criteria, the manager considers a company’s proven track record, business prospects, strong record of distribution or dividend growth, ratios of debt to cash flow, coverage ratios with respect to distributions to unit holders, distribution incentive structure and the composition and goals of the company management team.

Fiduciary Asset Management, LLC 8112 Maryland Avenue, Suite 400 St. Louis, MO 63105	Claymore Securities, Inc. 2455 Corporate West Drive Lisle, IL 60532 Member NASD/SIPC

Item 2.	Code of Ethics.

(a) The registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b) No information need be disclosed pursuant to this paragraph.

(c) There have been no revisions to the Code of Ethics during the period covered by the shareholder report presented in Item 1.

(d) The registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the report.

(e) Not applicable.

(f) (1) The registrant’s Code of Ethics is attached hereto as an exhibit.

     (2) Not applicable.

     (3) Not applicable.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee, Ronald E. Toupin, Jr. Mr. Toupin is an “independent” Trustee. Mr. Toupin qualifies as an audit committee financial expert by virtue of his experience obtained as a portfolio manager and research analyst, which included review and analysis of offering documents and audited and un-audited financial statements using GAAP to show accounting estimates, accruals and reserves.

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.)

Item 4.	Principal Accountant Fees and Services.

(a). Audit Fees: the aggregate fees billed for the period December 28, 2004 through November 30, 2005, for professional services rendered by the principal accountant for the audit were $70,000. The aggregate fees billed for fiscal year 2004 for professional services rendered by the principal accountant is $0 as this fund was not in existence in 2004.

(b). Audit-Related Fees: the aggregate fees billed for the period December 28, 2004 through November 30, 2005, for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item were $0. The Audit-Related fees for 2004 is $0 as this fund was not in existence in 2004.

(c). Tax Fees: the aggregate fees billed for the period December 28, 2004 through November 30, 2005, for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $10,000. The Tax fees for 2004 is $0 as this fund was not in existence in 2004.

(d). All Other Fees: the aggregate fees billed for the period December 28, 2004 through November 30, 2005, for products and services provided by the principal accountant, other than the services reported in paragraphs (a) and (c) of this Item were $0. The Other Audit fees for 2004 is $0 as this fund was not in existence in 2004.

(e). Audit Committee Pre-Approval Policies and Procedures.

(i) The Registrant’s audit committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards. Sections IV.C.2 and IV.C.3 of the Audit Committee’s revised Audit Committee Charter contain the Audit Committee’s Pre-Approval Policies and Procedures and such sections are included below.

IV.C.2	Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

(a) The Chairman or any member of the Audit Committee may grant the pre-approval of services to the Fund for non-prohibited services up to $10,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

IV.C.3	Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

(a) The Chairman or any member of the Audit Committee may grant the pre-approval for non-prohibited services to the Adviser up to $10,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

(ii) 100% of services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(A) of Rule 2-01 of Regulation S-X.

(f) The percentage of hours expended on the principal accountant’s engagement to audit the Fund’s financial statements for the most recent fiscal year attributable to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, the registrant’s investment adviser and or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) that directly related to the operations and financial reporting of the registrant for the period December 28, 2004 through November 30, 2005 was $0. The aggregate non-audit fees billed for 2004 is $0 as this Fund was not in existence in 2004.

(h) Not Applicable.

Item 5.	Audit Committee of Listed Registrants.

(a) The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the registrant is comprised of: Randall C. Barnes, Howard H. Kaplan, Robert B. Karn, III, Ronald A. Nyberg, John M. Roeder, and Ronald E. Toupin, Jr.

(b) Not Applicable.

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has delegated the voting of proxies relating to its voting securities to its investment sub-adviser, Fiduciary Asset Management, LLC (the “Sub-Adviser”). The Sub-Adviser’s Proxy Voting Policies and Procedures are included as an exhibit hereto.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded based on such evaluation, that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of Ethics for Chief Executive and Senior Financial Officer.

(a)(2) Certifications of principal executive officer and principal financial officer pursuant to Rule30a-2(a) of the Investment Company Act of 1940.

(b) Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

(c) Proxy Voting Policies and Procedures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Fiduciary/Claymore MLP Opportunity Fund

By:	/s/ Nicholas Dalmaso

Name:	Nicholas Dalmaso

Title:	Chief Legal and Executive Officer

Date:	February 2, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Nicholas Dalmaso

Name:	Nicholas Dalmaso

Title:	Chief Legal and Executive Officer

Date:	February 2, 2006

By:	/s/ Steven M. Hill

Name:	Steven M. Hill

Title:	Treasurer and Chief Financial Officer

Date:	February 2, 2006